Investor Presentation (Q3 2024) (WSBC financials as of the three months ended June 30, 2024) John Iannone Senior Vice President, Investor Relations 304-905-7021 Note: update footnote copyright year annually

Forward-looking statements in this presentation relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this presentation should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2023 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”) including WesBanco’s Form 10-Q for the quarters ended March 31 and June 30, 2024, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Any statements about our expectations, beliefs, plans, predictions, protections, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements are typically, but not exclusively, identified by the use of forward-looking terminology such as “believes,” “expects,” “anticipate,” “intend,” “potential,” “could,” “may,” “will, “should,” “seeks,” “likely,” “intends” “plans,” “proforma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Statements in this presentation with respect to the expected timing of and benefits of the proposed merger between WesBanco and Premier Financial Corp. (“PFC” or “Premier”), the parties’ plans, obligations, expectations, and intentions, and the statements with respect to accretion, earn back of tangible book value, tangible book value dilution and internal rate of return, constitute forward-looking statements as defined by federal securities laws. Such statements are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the businesses of WesBanco and Premier may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the proposed merger may not be fully realized within the expected time frames; disruption from the proposed merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the proposed merger may not be obtained on the expected terms and schedule; Premier’s stockholders and/or WesBanco’s shareholders may not approve the proposed merger and the merger agreement and issuance of shares of WesBanco common stock in the proposed merger, respectively; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; extended disruption of vital infrastructure; and other factors described in WesBanco’s 2023 Annual Report on Form 10-K, Premier’s 2023 Annual Report on Form 10-K, and documents subsequently filed by WesBanco and Premier with the Securities and Exchange Commission. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings. Forward-Looking Statements and Non-GAAP Financial Measures

Additional Information about the Merger and Where to Find It In connection with the proposed merger, WesBanco will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of WesBanco and Premier and a prospectus of WesBanco, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS OF WESBANCO, SHAREHOLDERS OF PREMIER, AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Joint Proxy Statement/Prospectus will be mailed to shareholders of WesBanco and shareholders of Premier prior to the respective shareholder meetings, which have not yet been scheduled. In addition, when the Registration Statement on Form S-4, which will include the Joint Proxy Statement/Prospectus, and other related documents are filed by WesBanco or Premier with the SEC, they may be obtained for free at the SEC’s website at http://www.sec.gov, and from either WesBanco’s website at https://www.wesbanco.com or Premier’s website at https://www.premierfincorp.com/. No Offer or Solicitation This presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed merger and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Participants in the Solicitation WesBanco, Premier, and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of WesBanco and Premier in connection with the proposed merger. Information about the directors and executive officers of WesBanco is set forth in the proxy statement for WesBanco’s 2024 annual meeting of shareholders, as filed with the SEC on March 13, 2024. Information about the directors and executive officers of Premier is set forth in the proxy statement for Premier’s 2024 annual meeting of shareholders, as filed with the SEC on March 18, 2024. Information about any other persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders of WesBanco or Premier in connection with the proposed merger will be included in the Joint Proxy Statement/Prospectus. You can obtain free copies of these documents from the SEC, WesBanco, or Premier using the website information above. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. WESBANCO SHAREHOLDERS AND PREMIER SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS WITH RESPECT TO THE PROPOSED MERGER. Additional Information about the Acquisition and Where to Find It

Strong and balanced market presence across diverse geographies that supports disciplined organic growth Granular core deposit funding base supports robust commercial and consumer business model Diversified revenue streams built upon unique long-term advantages Distinct long-term growth strategies built upon prudent credit, capital, and risk management Diversified business model with strong market presence Note: loan and deposit data as of 6/30/2024; location data as of 6/30/2024 (loan production offices indicated by red dots); market share based on 2023 deposit rankings (except Pittsburgh which is MSA) (exclusions: Pittsburgh MSA – BNY Mellon, Raymond James; MD – Forbright, Capital Funding; OH – National Consumer Cooperative Bank) (source: S&P Capital IQ as of 10/13/2022) Differentiated Regional Financial Services Institution #14 in MD #15 in OH #12 in KY #3 in WV #10 Pgh MSA Strong Market Presence in Major Markets Broad and Balanced Market Distribution

Investment Rationale

Unique advantages, sustainable growth, shareholder focus

WesBanco

Balanced and Diversified with Unique Long-Term Advantages

- Balanced loan and deposit distribution across contiguous eight state footprint, with complementary loan production office strategy
- Full suite of commercial and consumer banking capabilities, complemented by a wealth management business with a 100+ year track-record of success managing assets of $5.6B under trust and $1.8B under securities brokerage
- Robust legacy deposit base provides core funding and pricing advantages
- Streamlining through digitization and technology investments

Disciplined Growth from Distinct Long-Term Growth Strategies

- Organic growth-oriented business model supported by strategic acquisition and loan and production office strategies that support positive operating leverage
- Relationship-focused model that meets customer needs efficiently and effectively
- Leveraging digital capabilities to drive customer relationship value
- Focus on positive operating leverage built upon a culture of expense management

Legacy of Credit Quality, Risk Management, and Shareholder Focus

- Uncompromising approach to risk management, regulatory compliance, credit underwriting, and capital management
- Eight consecutive “outstanding” CRA ratings from the FDIC since 2003
- Senior unsecured debt ratings of BBB+ to WesBanco, Inc. and A- to WesBanco Bank, Inc., from Kroll Bond Rating Agency
- Critical, long-term focus on shareholder return through earnings growth and effective capital management

Note: assets under trust are market value of Trust & Investment Services assets under management and securities brokerage assets are account value (including annuities), both as of 6/30/2024;Kroll Bond Rating Agency rating affirmation announced 7/30/2024

©2024 WesBanco, Inc. | All rights reserved

5

Proposed Acquisition of Premier Financial Corp. NOTE: slides in this section are directly from the presentation filed in conjunction with the acquisition announcement on July 26, 2024 – for additional information, please see the associated Form 8-K filing at https://investor.wesbanco.com/company-financials/sec-filings/

Acquisition of Premier Financial Corp.

Merger rationale

WesBanco

Increased Scale	• With ~$27B in assets, the combined organization will benefit from significant economies of scale • Complementary geographic footprints in familiar markets • Rise to #8 from #15 in Ohio deposit market share

Boosted Performance	• 2025 EPS Accretion of 40%+ driven by cost synergies and margin improvement from marking Premier's assets to market[(1)]
	• Significant improvement in profitability metrics[(1)]:
	    • ROAA improving from 0.9% to 1.3%
	    • ROATCE improves from 11.3% to 18.6%
	    • NIM improves from to 3.06% to 3.46%

Cultural Fit	• Both companies have highly compatible cultures and similar business models • WesBanco has strong familiarity with Premier's management team, lenders, customers, and markets
Valuation Upside	• P/ Pro Forma 2025 EPS of 9.3x[(1)(2)] vs. 12.2x to peers[(3)] • 61% pro forma increase in market cap.[(2)(4)]

(1) 2025 estimates include shares from capital raise and excludes one-time charges, Non-PCD CECL Day-2 double count, and assumes fully phased-in cost savings (2) Utilizing WSBC's closing price of $33.32 as of 7/24/2024 (3) Peers defined as Mid-Atlantic, Midwest and Southeast major exchange-traded banks and thrifts with most recent quarter total assets between $20 billion and $40 billion, excluding merger targets, mutuals, and merger-of-equals participants. (4) Increase calculated by taking the pro forma market cap. at close including the $200mm gross equity raise divided by the pro forma market cap. as of 7/24/2024

Note: Based on June 30, 2024 financials; market data as of 7/24/2024; 2025 figures utilize consensus estimates as of 7/25/2024

©2024 WesBanco, Inc. | All rights reserved
7

Acquisition of Premier Financial Corp.

Similar cultures and complementary strengths

WesBanco

		WesBanco	premier financial corp.
Long History	Founded	1870	1920
Geographic Focus	Operating States	IN, KY, MD, OH, PA, TN, VA, WV	IN, MI, OH, PA
Business Mix	Loan Mix (NOO CRE, C&D, Multifamily; C&I & OO CRE; Mortgage; Consumer / Other)	 45% 26% 21% 8%	 38% 27% 26% 9%
	Strong Wealth Business	$5.6B Trust Assets | $1.8B Brokerage	$1.5B AUM / AUA
Low Risk Balance Sheet	NPAs / Loans & OREO	0.30 %	0.97%
	Charge-offs / Avg. Loans	0.07%	0.16%
Low-Cost Deposit Base	Cost of Deposits (Q2)	1.95%	2.47%
	Non-Int Bearing Deps. / Total Deps. (Q2)	28.5%	20.0%
CRA Rating		Outstanding	Satisfactory
Commercial Focus	Average C&I Loans Size	$0.3mm	$0.3mm
	Commercial Loans / Total Loans[(1)]	71%	64%

(1) Commercial loans include C&I, C&D, Multifamily, NOO CRE, and OO CRE loans
Note: Financial data as of June 30, 2024
Source: S&P Capital IQ Pro

©2024 WesBanco, Inc. | All rights reserved 8

Acquisition of Premier Financial Corp.

Pro forma company profile

WesBanco

Projected Balance Sheet Highlights at Close

$27B
Total Assets

$21B
Total Deposits

$19B
Net Loans

$1.8B
TCE(1)

13.2%
TRBC Ratio

Projected 2025Y Performance Highlights(2)

40%+
EPS Accretion

1.3%
ROAA
+0.4% vs. Standalone

18.6%
ROATCE
+7.2% vs. Standalone

3.46%
NIM
+0.35% vs. Standalone

Pro Forma Branch Map


WSBC (192)
PFC (73)
WSBC has 6 and PFC has 9 Loan Production Offices not illustrated
Toledo
Akron
Youngstown
Pittsburgh
Columbus
Cincinnati
Indianapolis
Charleston
Lexington
Harrisburg
Baltimore
West Virginia
Kentucky

Ohio Deposit Market Share(3)

Rank	Company Name	2023 Deposits ($000)	Deposit Mkt. Share (%)
1	U.S. Bancorp	111,162,979	20.7
2	Huntington Bancshares Inc.	78,345,735	14.6
3	Fifth Third Bancorp	71,187,180	13.3
4	KeyCorp	70,359,034	13.1
5	JPMorgan Chase & Co.	45,465,285	8.5
6	PNC Financial Services Group Inc.	35,940,627	6.7
7	Citizens Financial Group Inc.	10,884,721	2.0
	Pro Forma	**8,496,476**	**1.6**
8	Park National Corp.	7,300,287	1.4
9	Bank of America Corp.	7,036,493	1.3
10	First Financial Bancorp.	6,623,765	1.2
11	TFS Financial Corp.	6,542,973	1.2
12	**Premier Financial Corp.**	**6,010,131**	**1.1**
13	Peoples Bancorp Inc.	3,711,063	0.7
14	Farmers National Banc Corp.	3,535,055	0.7
15	**WesBanco Inc.**	**2,486,345**	**0.5**
16	New York Community Bancorp Inc.	2,403,221	0.4
17	Civista Bancshares Inc.	2,363,851	0.4
18	Union Savings Bank	2,360,470	0.4
19	Dollar Mutual Bancorp	2,302,927	0.4
20	First Mutual Holding Co.	2,004,016	0.4

(1) TCE shown net of deferred tax liability; includes net proceeds from capital raise (2) Excludes one time deal charges, Non-PCD CECL Day-2 double count, and assumes fully phased in cost saves (3) Deposit market share data as of June 30, 2023; excludes National Consumer Cooperative due to differentiated business model
Note: Based on June 30, 2024 financials; 2025 figures utilize consensus estimates as of 7/25/2024 // Source: S&P Capital IQ Pro

©2024 WesBanco, Inc. | All rights reserved
9

Structure & Consideration 100% stock consideration Fixed exchange ratio – 0.80 WSBC shares to be issued for each PFC share Pro forma ownership: 62% WSBC, 30% PFC, 8% new shareholders Transaction Value Deal value of $959 million, or $26.66 per PFC share(1) Pricing metrics include: 12.0x DV/2025E EPS, 8.6x DV/2025E EPS with fully phased-in cost savings and excluding deal charges and CECL double count Anticipated TBV earnback period of <3 years(2) Equity Raise $200 million of common equity issued in conjunction with the transaction Management & Employees No anticipated changes to the WSBC executive management team 4 PFC directors to be appointed to the WSBC Board of Directors Key headcount additions in Compliance, BSA/AML, Fraud Prevention, Loan Review, and other second-line-of-defense functions Plans to retain PFC Market Presidents in Ohio Approvals Approval of WSBC and PFC shareholders required Customary regulatory approvals required Merger terms Acquisition of Premier Financial Corp. Utilizing WSBC’s closing price of $33.32 as of 7/24/2024 Pro forma tangible book value includes Non-PCD CECL Day-2 double count

Successfully raised $200 million of common equity prior to the announcement of the Premier Financial Corp. acquisition in order to support the pro-forma bank’s balance sheet and regulatory ratios Equity raised from 10 institutional investors, with a blend of existing and new shareholders Anchor investment of $125 million by Wellington Management Additional investment made by Glendon Capital Management LP and Klaros Capital Adds long-term support to WesBanco’s shareholder base, as well as providing additional liquidity Common equity raise closed on August 1, 2024 Proceeds were used to pay-down Federal Home Loan Bank borrowings Successful common equity raise Acquisition of Premier Financial Corp. Note: this slide is supplemental and was not part of the 7/26/2024 presentation filed in conjunction with the acquisition announcement

Summary of due diligence Acquisition of Premier Financial Corp. Credit Deposits & Borrowings Risk Management Human Resources Accounting & Tax Technology & Operations Commercial Banking Retail Banking Legal & Compliance Marketing & Branding Select Due Diligence Focus Areas Other Key Findings Both parties use the same core system (FIS IBS) and BSA/AML/anti-fraud platform, which will benefit integration and conversion Additional resources (i.e., expanded Compliance department) will allow the pro forma company to better address underserved markets; the combined customer base will benefit from WesBanco’s heightened CRA standards Comprehensive due diligence review was performed by 78 members of WSBC management, with a focus on commercial banking, retail banking, wealth management, operations, facilities, human resources, risk management, customer experiences, and IT Credit Review WesBanco’s internal credit team reviewed 52% ($2.8 billion) of Premier’s commercial portfolio, as well as 100% of all classified loans and NPAs, and identified $49.8 million in credit marks related to PCD loans and $70.7 million related to non-PCD loans ($120.5 million total credit mark) WesBanco has hired a third-party valuation services firm to assist in the credit review and valuing transaction-related fair value marks ($324.5 million; 4.9% of 6/30 Loans HFI)

Acquisition of Premier Financial Corp.

Key transaction assumptions

WesBanco

Earnings	• Projections for WSBC and PFC based on consensus estimates through 2025; 5% growth thereafter
Cost Savings	• ~26% of PFC's NIE expense base ($41.4 million on a fully phased basis) • 75% to be realized in 2025 and 100% to be realized thereafter
Merger Expenses	• $71.6 million of pre-tax, non-capitalized, merger-related charges • $12.6 million of capitalized expenses at close, amortized over 15 years
Key Fair Value Marks(1)	• Credit mark: 1.80% ($120.5 million); 41% PCD ($49.8M) and 59% non-PCD ($70.7M) • Interest rate mark: 4.9% ($324.5 million) • TruPS write-down: $5.3 million (14.6%) • Core Deposit Intangible: $147.9 million (3.38% of PFC's non-time deposits)(2)
Other Assumptions	• ~$400 million of borrowings paid down at close • ~$213 million of Premier's securities to be sold at close • Net proceeds from capital raise to be down-streamed to the bank • PFC's cash flow hedges to be settled at close

(1) Fair value marks based on metrics as of June 30, 2024
(2) Non-time deposits excludes public funds

©2024 WesBanco, Inc. | All rights reserved
13

Impact summary Acquisition of Premier Financial Corp. (1) Excludes one time deal charges, Non-PCD CECL Day-2 double count, and assumes fully phased in cost saves. (2) Rate marks include interest rate mark on loans and write-down of trust preferred securities. (3) Excludes all impacts from CECL, including accretion of the Non-PCD mark. (4) Pro forma tangible book value includes Non-PCD CECL Day-2 double count. (5) Inclusive of MTM adjustments and ~$191mm of net proceeds from capital raise down-streamed to the bank to pay off bank level borrowings. Note: 2025 figures utilize consensus estimates as of 7/25/2024 Earnings and TBV Impact Strong Capital Ratios Enhanced Profitability(1) Core Excluding Rate Marks/CDI(1)(2) Excluding Rate Marks/ CDI/CECL(1)(2)(3) ~40%+ 2025 EPS Accretion ~28% 2025 EPS Accretion ~21% 2025 EPS Accretion ~13% TBV Dilution Accretive TBV Accretion ~1% TBV Dilution <3 years TBV Earnback <1 year TBV Earnback Accretive TBV Earnback 10.9% Tier 1 Common Ratio (Bank) 12.1% Total Risk-Based Capital Ratio (Bank) 9.0% Tier 1 Leverage Ratio (Bank) 1.3% 2025E ROAA 18.6% 2025E ROATCE 51% 2025E Efficiency Ratio Metrics shown at closing(5) (1) (4) (4) (4) (4)

Positioned for upside market performance Acquisition of Premier Financial Corp. Source: S&P Capital IQ Pro; FactSet // Note: 2025 figures for peers utilize consensus estimates as of 7/15/2024 prior to earnings releases (1) Pro forma ratios are estimated at deal closing and include purchase accounting and other merger adjustments. (2) Mid-Atlantic, Midwest and Southeast major exchange-traded banks and thrifts with most recent quarter total assets between $20 billion and $40 billion, excluding merger targets, mutuals, and merger-of-equals participants. (3) 2025 profitability metrics for WSBC/PFC exclude one-time charges, Non-PCD CECL Day-2 double count, and assumes fully phased-in cost savings; utilizing last-twelve-months for Peers. (4) Utilizing WSBC’s closing price of $33.32 as of 7/24/2024. (5) Pro forma TBVPS of $19.05 at close; pro forma tangible book value includes Non-PCD CECL Day-2 double count (6) Pro forma 2025E EPS of $3.59; includes shares from capital raise and excludes one-time charges, Non-PCD CECL Day-2 double count, and assumes fully phased-in cost savings.

Enhanced profitability and capital generation Acquisition of Premier Financial Corp. Note: Peers defined as Mid-Atlantic, Midwest and Southeast major exchange-traded banks and thrifts with most recent quarter total assets between $20 billion and $40 billion, excluding merger targets, mutuals, and merger-of-equals participants; 2025 estimates include shares from capital raise and excludes one-time charges, Non-PCD CECL Day-2 double count, and assumes fully phased-in cost savings Source: S&P Capital IQ Pro ROATCE (2025E) EFFCNCY. Ratio (2025E) ROAA (2025E) NIM (2025E) Pro Forma Pro Forma Pro Forma Pro Forma Comparison with $20B – $40B Peers

WesBanco 06/30/2024 Premier 06/30/2024 Pro- Forma(1) Tier 1 Leverage Ratio (Consolidated) 9.7% 10.3% 8.6% Tier 1 Common Ratio (Consolidated) 10.6% 11.9% 9.6% Tier 1 Risk-Based Capital (Consolidated) 11.6% 12.4% 10.3% Total Risk-Based Capital (Consolidated) 14.4% 14.3% 13.2% Tier 1 Leverage Ratio (Bank) 10.0% 10.4% 9.0% Tier 1 Common Ratio (Bank) 11.9% 12.6% 10.9% Tier 1 Risk-Based Capital (Bank) 11.9% 12.6% 10.9% Total Risk-Based Capital (Bank) 12.8% 13.7% 12.1% C&D Concentration (Bank) 61% 68% 66% CRE Concentration (Bank) 290% 264% 299% Pro forma capital ratios remain strong, supported by additional common equity and balance sheet repositioning Acquisition of Premier Financial Corp. Capital adequacy Pro-forma capital ratios inclusive of MTM adjustments and ~$191mm of net proceeds from capital raise down-streamed to the bank to pay off bank level borrowings; C&D loans grown at an annualized rate of 3%; PFC CRE concentration decreases $100m from June 30, 2024 levels; WSBC increases by $150mm from June 30, 2024 levels

Strategies for Long-Term Success

Organic growth-oriented business model Long-Term Growth Strategies Focus on Delivering Positive Operating Leverage Strong Legacy of Credit, Capital, and Risk Management Diversified Loan Portfolio Built upon a Relationship Focused Model Distinct Revenue Capabilities, Led by 100+ Year Wealth Management Business Digital Banking Service Strategies and Core Funding Advantage Franchise-Enhancing Expansion through LPO Strategy and Targeted Acquisitions

Focus on strategic diversification, growth, and credit quality Balance disciplined loan origination with prudent underwriting standards Focus on relationship lending, especially for C&I Key offerings include loan swaps, treasury management, foreign exchange, cyber security, and lockbox services Strong residential mortgage program, including home equity lending Loan production office strategy Focus on balanced loan growth with strong underwriting standards Note: loan and deposit data as of quarter ending 6/30/2024; loan-to-value and debt service coverage as of 3/31/2024; office investment portfolio includes just one high-pass rated office investment loan within Washington D.C. and excludes owner-occupied Diversified Loan Portfolio $12.3 Billion Loan Portfolio Average loans to average deposits ratio of 89.4% provides opportunity for continued loan growth Peer-leading non-interest bearing deposit levels drives competitive funding advantage Manageable lending exposures De-emphasized consumer and several CRE categories in recent years Office investment loan portfolio ~$475 million, representing 4% of the total loan portfolio Geographically diverse (no Tier 1 cities); >99% “pass” risk grade classifications Average loan-to-value ~61%; average debt service coverage ratio ~1.7x Loan Category C&I HELOC Residential R/E Comm’l R/E (Total) Consumer Total 6% 5% 9% 7% (7%) Organic 2% 3% 7% (2%) (11%) Five-Year CAGR consider adding back CAGR table in coming quarters if growth continues to be positive

Wealth Management

Strong capabilities built upon a century of success

WesBanco WEALTH MANAGEMENT

Trust & Investment Services

- $5.6B of trust and mutual fund assets under management
- 6,800+ relationships
- Legacy market private wealth management growth opportunities
- Expansion opportunities in the Mid-Atlantic market
- WesMark Funds – six proprietary funds across equities, bonds, and tactical assets



Trust & Investment Services AUM
(Market Value as of 12/31) ($B)
$ 2.3
$ 2.4
$ 3.2
$ 4.3
$ 5.6
CAGR 4.3%
2002
2008
2012
2018
2024 6/30

Private Client

- $1.6B in private client loans and deposits
- 5,300+ relationships
- Private wealth management growth opportunities across all markets



Private Client Loans and Deposits
(as of 12/31) ($B)
$0.1
$0.4
$0.8
$1.1
$1.6
CAGR 30%
2013
2016
2019
2022
2024 6/30
Loans
Deposits

Securities Brokerage

- $1.8B in account value
- 11,600+ accounts
- Securities investment sales
- Investment advisory services
- Licensed banker and regional player/coach programs
- Expansion opportunities in KY, IN, and Mid-Atlantic markets, as well as external business development opportunities



Securities Brokerage Account Value
(Market Value as of 12/31) ($B)
$ 1.4
$ 1.5
$ 1.7
$ 1.8
CAGR 12%
2021
2022
2023
2024 6/30

Insurance: personal, commercial, title, health, and life; expand title business in all markets; digital insurance agency for both personal and commercial property & casualty; and third-party administrator (TPA) services for small business healthcare plans

Note: assets, loans, deposits, and clients as of 6/30/2024; chart financials as of 12/31 unless otherwise stated; Trust & Investment Services trust and mutual fund assets under management are market value and Securities Brokerage is account value (including annuities and managed accounts)

©2024 WesBanco, Inc. | All rights reserved 21

New capabilities with long-term growth opportunities Treasury Management Focus on building comprehensive business customer relationships by providing individualized services to improve cash flow management, increase earning power, and strengthen fraud protection for clients Key Treasury Management services Online and mobile access Deposit services Payables Sweep products Fraud and risk mitigation New Treasury Management products Multi-card (purchasing, T&E, fleet, virtual cards) Deposit escrow sub-accounting capabilities Integrated payables Integrated receivables In 2025/2026 try to develop a metric/chart to add to slide During 2023, transformed the Treasury Management business line into a sales-oriented organization that strategically partners with commercial and business bankers to strengthen customer relationships Represents an untapped market for our business clients, as current focus is on building a strong pipeline to drive future fee-based revenues Industry experts estimate that 40% of all B2B payments in the U.S. are still made with a check ... costing companies $25 billion of processing costs annually

Robust Digital Capabilities

Leveraging digital to drive customer value and enterprise efficiency

WesBanco


Cloud Based and Open Architecture
Data Management and Analytics
Customer Centricity
Continuous Integration and Delivery
Unified Payments Infrastructure
100% Digital and Omni-Channel

- Digital banking utilization
  - ~75% of retail customers utilize online digital banking services
  - ~5.0 million web and mobile logins per month
  - Mobile ~50% of total, with an average of 16 monthly logins per customer
  - ~260,000 mobile wallet transactions, >40,000 Zelle® payments, and ~10,000 mobile deposits per month
- Digital acquisition
  - >45% of residential mortgage applications submitted via online portal
  - >280 deposit accounts opened online per month
  - WesBanco Insurance Services launched white-label insurance capabilities with a web-based term-life insurance platform, and a fully-integrated digital property and casualty insurance for consumers and small businesses
- State-of-the-art core banking software system
  - Omni-channel presence – real-time account activity across all channels
  - Improved customer service through reduced manual activities
  - More efficient processing cost structure
- Cloud-based architecture utilization
  - Early adoption to leverage modernized data and application platforms, combined with significant expense and performance benefits
  - Actively harnessing advanced artificial intelligence (AI) and robotic process automation (RPA) technologies to automate business processes

Note: digital statistics as of 2Q2024 year-to-date ("YTD"); Zelle® payment service added August 2021; online residential mortgage applications and deposit account opening capabilities launched July 2019; WesBanco Insurance Services online term-life and P&C insurance capabilities launched November 2020 and January 2021, respectively; core banking software system upgraded 8/2/2021

©2024 WesBanco, Inc. | All rights reserved

23

Differentiated and peer-leading deposit profile Note: quarterly financial data; peer bank group includes all U.S. banks with total assets of $10B to $25B from S&P Capital IQ (as of 8/21/2024) and represent simple averages; total deposits funding cost includes non-interest bearing deposits Core Deposit Funding and Pricing Advantages Granular core deposit funding base supports diversified commercial and retail strategy Peer-leading non-interest bearing deposit levels drives competitive funding advantage Total demand deposits (~55% of total deposits) and non-interest bearing demand deposits (~28% of total deposits) have grown organically 7% and 5%, respectively (5-year CAGR) Average loans to average deposits ratio of 89.4% provides opportunity for continued loan growth Q2 Q2

Franchise-Enhancing Expansion

Loan production office strategy and targeted acquisitions

- Targeted acquisitions in existing markets and new higher-growth metro areas, as well as a complementary loan production office ("LPO") strategy
- Long-term focus on appropriate capital management to enhance shareholder value
- Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly
- Diligent efforts to maintain a community bank-oriented, value-based approach to our markets
- History of successful acquisitions that have improved earnings

Contiguous Markets Expansion



premier financial corp.
ESB FINANCIAL CORPORATION
FIDELITY Bancorp, Inc.
AmTrust
OAK HILL FINANCIAL, INC.
OLD LINE BANCSHARES, INC.
Your COMMUNITY BANKSHARES
First Sentry Bank
Farmers Capital Bank Corporation
Cleveland
Akron
Mansfield
Pittsburgh
State College
Altoona
Harrisburg
Columbus
Dayton
Indianapolis
Kokomo
Lafayette
Muncie
Terre Haute
Cincinnati
Morgantown
Baltimore
Washington
Louisville
Frankfort
Lexington
Evansville
Elizabethtown
Kentucky
Huntington
Charleston
West Virginia
Richmond
Lynchburg
Roanoke
Bowling Green
Clarksville
Nashville
Murfreesboro
Knoxville
Kingsport
Johnson City
Asheville
Greensboro
Durham
Raleigh
Rocky Mount
Greenville
Charlotte
Fayetteville
Chattanooga
North Carolina
Norfolk
Virginia Beach

Franchise-Enhancing Expansion

Loan Production Offices
Chattanooga (3Q2023)
Cleveland (3Q2022)
Indianapolis (2Q2022)
Nashville (1Q2022)
Northern VA (3Q2021)
Akron Canton (2Q2016)

Mergers	Announced	Closed
PFC	Jul-2024	1Q2025 (est.)
OLBK	Jul-2019	Nov-2019
FFKT	Apr-2018	Aug-2018
FTSB	Nov-2017	Apr-2018
YCB	May-2016	Sep-2016
ESB	Oct-2014	Feb-2015
FSBI	Jul-2012	Nov-2012
AmTrust	Jan-2009	Mar-2009
OAKF	Jul-2007	Nov-2007

Note: loan production office strategy indicated by red dots; PFC anticipated to closein 1Q2025; AmTrust was an acquisition of five branches

©2024 WesBanco, Inc. | All rights reserved 25

(1) Track-record of expense control with on-going enhancement efforts Note: financial data as of 12/31; current year data as of 6/30/2024 year-to-date; balance sheet data as of period ends (1) Non-GAAP measure – please see reconciliation in appendix; non-interest expense does not exclude restructuring and merger-related expenses; Delivering Positive Operating Leverage ESB Merger (Feb-15) Fidelity Merger (Nov-12) YCB Merger (Sep-16) FTSB (Apr-18) & FFKT (Aug-18) Mergers OLBK Merger (Nov-19) Track-record of disciplined growth, balanced by a fundamental focus on expense management and supported by franchise-enhancing acquisitions, in order to deliver positive operating leverage and enhance shareholder value

Strong legacy of credit and risk management and regulatory compliance Based upon conservative underwriting standards and approval processes supported by centralized back-office and loan funding functions Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas Enhanced compliance and risk management system and testing platform Strong and scalable BSA/AML function Examined by CFPB for consumer compliance supervision Eight consecutive “outstanding” CRA ratings since 2003 Strong regulatory capital ratios significantly above regulatory requirements Capital ratios above both regulatory and well-capitalized levels Note: capital ratios enhanced by August 2020 issuance of $150MM of preferred stock; effective 4Q2019, as required by the Dodd-Frank Act for financial institutions with total assets >$15B, Tier 1 Capital Ratios negatively impacted by the movement of ~$130MM of TruPS from Tier 1 to Tier 2 risk-based capital Strong Risk Management and Capital Position memo Well-Capitalized 8.0% Required 6.0% memo Well-Capitalized 5.0% Required 4.0% Tier 1 Leverage Capital Ratio Tier 1 Risk-Based Capital Ratio

Commitment to Sustainability

Ensuring a strong financial institution for all of our stakeholders

WesBanco

$2.3 billion
Community Development Lending (2019-2023)

8 consecutive
"Outstanding" composite ratings from the FDIC for CRA performance, a period spanning more than 20 years

~70% female
Employees identifying as female, including ~55% of Bank Officers

>6,800 jobs
Created by New Markets Loan Program (Tax Credit Allocations 2004, 2007, 2017, 2018)

36% supplies
Green office supplies (compared to <1% in 2019)

>36% female
Key senior executive leadership positions identifying as female

$124 million
Community Reinvestment Act Investments (2023)

~30% facilities
Converted to LED lighting; will continue conversions, over time, as remodel facilities

31% diverse
Board of Directors identifying as diverse (gender, ethnicity)

$4.9 million
Community Development Philanthropic Donations (2019-2023)

50% workforce
Including 90% of support areas, in either a 100% remote or hybrid schedule

~10% diverse
Employees identifying as ethnically diverse, including ~7% of Bank Officers

~59,500 hours
Community Development Service Hours (2019-2023)

>20% reduction
In financial center footprint, while continuing to serve customers effectively

154 years
Strong culture of credit quality, risk management, and compliance

Note: data as of 12/31/2023 except Board diversity (as of 4/17/2024) and financial center reduction (as of 12/31/2023and compared to 12/31/2018); "CRA" is Community Reinvestment Act; "key senior executive leadership" defined as the CEO's direct reports and their direct reports; please visit wesbanco.com for the full sustainability report

©2024 WesBanco, Inc. | All rights reserved
28

Commitment to Excellence

National accolades a testament to strong performance & foundation

- Newsweek named WesBanco one of America's Greatest Workplaces, based on an employee survey covering topics like compensation and benefits, training and career progression, work-life balance, and company culture
- WesBanco also named one of America's Greatest Workplaces for Parents and Families, by Newsweek, based on how much parents feel supported in a workplace and the number of corporate programs benefiting families
- For the 14th time since the rankings inception in 2010, WesBanco Bank was again named one of the Best Banks in America by Forbes based on soundness, capital, credit quality, and profitability
- Newsweek named WesBanco Bank one of America's Best Regional Banks, based on soundness, profitability, and customer reviews
- For the third consecutive year, WesBanco was named one of the best performing 100 largest banks by S&P Global Market Intelligence
- Bauer Financial again awarded WesBanco Bank their highest rating as a "five-star" bank – for the 40th consecutive quarter
- WesBanco Bank received the America Saves Designation of Savings Excellence for Banks, a designation from America Saves, for the 9th consecutive year and one of only nine banks
- Kroll Bond Rating Agency affirmed senior unsecured debt ratings of BBB+ to WesBanco, Inc. and A- to WesBanco Bank, Inc.

14 YEARS ON THE LIST

Note: Kroll Bond Rating Agency rating affirmation announced 7/30/2024

©2024 WesBanco, Inc. | All rights reserved

29

Financial Overview

Q2 2024 Financial and Operational Highlights

8 consecutive quarters of strong YoY loan growth averaging 9%

WesBanco

- Continued strong loan growth both year-over-year and quarter-over-quarter
  - Total loans up $1.1 billion year-over-year
- Deposits increased 4.4% year-over-year
- Non-interest income increased 2.4% quarter-over-quarter
- Continued efforts to optimize our financial center network to improve efficiencies
- Key credit quality metrics remained at low levels and favorable to peer bank averages
- WesBanco remains well-capitalized with solid liquidity and a strong balance sheet with capacity to fund loan growth
- Nationally recognized as a 'greatest workplace' for the high engagement of our diverse and talented teams

Net Income Available to Common Shareholders and Diluted EPS(1)

$29.4 million; $0.49/diluted share

Total Loan Growth

+12.9% QoQ (annualized); +10.1% YoY

Total Deposits

+4.4% YoY

Non-Interest Income

+2.4% QoQ

Average loans to average deposits

89.4%

Non-Performing Assets to Total Assets

0.20%

Tangible Common Equity to Tangible Assets(1)

7.52%

Note: financial and operational highlights during the quarter ended June 30, 2024
(1) Non-GAAP measure – please see reconciliation in appendix; excludes restructuring and merger-related expenses

©2024 WesBanco, Inc. | All rights reserved
31

+10.1% year-over-year and +3.2% (or +12.9% annualized) quarter-over-quarter Loan growth continues to demonstrate the strength of our markets and lending teams Loan production offices are contributing meaningfully to both commercial loan growth and loan pipeline, which was approximately $950 million, as of 6/30/2024 C&I loans increased 13.0% year-over-year and 18.4% quarter-over-quarter annualized, reflecting strategic loan production office and lender hiring initiatives CRE loan payoffs totaled approximately $32 million during the second quarter ($95 million year-to-date), as compared to an anticipated annual level in the $500 million range within a more normal operating environment C&I line utilization, for the second quarter, increased 370 basis points year-over-year to ~36%, as compared to a mid-40% range prior to the pandemic Total loans up $1.1 billion YoY and $0.4 billion QoQ Q2 2024 Total Portfolio Loans

NIM continues to reflect the higher rate environment and deposit remix Q2 2024 net interest margin of 2.95% reflects higher funding costs from the remix of non-interest bearing deposits into higher tier money market and certificate of deposit accounts, offset by loan growth and the benefit of rising interest rates on earning assets As anticipated, NIM increased 3 basis points quarter-over-quarter as higher loan yields outpaced higher funding costs Loan yields increased 14 basis points quarter-over-quarter and 54 basis points year-over-year, as rates on new commercial loans continue to average 8% Deposit funding costs, including non-interest bearing deposits, were 195 basis points, increasing 14 basis points sequentially and 92 basis points year-over-year, reflecting a continuation of the decline in the rate of increase as the pace of remix continues to soften Q2 2024 Net Interest Margin (NIM)

Non-interest income decreased 1.5% year-over-year primarily due to lower net swap fee and valuation income, as well as higher net gains on other real estate owned and other assets in the prior year period Gross swap fees were $1.8 million, compared to $2.4 million in the prior year Fair market valuation adjustment of zero, as compared to $0.2 million last year The year-over-year increase in service charges on deposits reflects fee income from new products and services and increased general consumer spending Mortgage banking income increased year-over-year due to an improvement in the net gain on sale margin for residential mortgages sold in the secondary market Wealth management and new product/service fees driving growth Note: OREO = other real estate owned Q2 2024 Non-Interest Income

Committed to discretionary expense management Q2 2024 Non-Interest Expense Non-interest expense increased year-over-year due to increases in equipment and software expenses and other operating expenses Equipment and software expense increased due to he impact of the prior year ATM upgrades, which were phased in throughout the prior year Other operating expenses increased primarily due to higher costs and fees in support of loan growth and higher other miscellaneous expenses Salaries and wages decreased year-over-year due to lower staffing levels associated with efficiency improvements in the mortgage and branch staffing models, partially offset by normal compensation merit adjustments Employee benefits decreased due to lower health insurance costs driven by lower staffing levels

Comparable operating measures to peer bank group Note: historical data as of 12/31 YTD; current data as of 6/30/2024 YTD; peer bank group includes all U.S. banks with total assets of $10B to $25B from S&P Capital IQ (as of 8/21/2024 and represent simple averages; NIM (fully taxable-equivalent (FTE) and annualized basis) and non-interest expense (does not exclude restructuring & merger-related expenses) are company reported; other figures are S&P calculations); 2020 and 2021 comparability impacted by timing of the adoption of Current Expected Credit Losses (“CECL”) accounting standard and economic assumptions used by each bank (WSBC adopted January 1, 2020); please see the reconciliations in the appendix Return on Average Assets Non-Interest Expense to Total Assets Net Interest Margin Return on Average Tangible Common Equity Disciplined Execution upon Growth Strategies 1.40% 0.77% 0.71% 0.88% 1.09% 15.2% 9.1% 10.4% 13.9% 11.8% Use ROATCE history file for peer data, as not in main S&P data extract

Favorable asset quality measures compared to peer bank group Note: financial data as of quarter ending for dates specified; peer bank group includes all U.S. banks with total assets of $10B to $25B from S&P Capital IQ (as of 8/21/2024) and represent simple averages except criticized & classified loans as % of total loans which is a weighted average; 2020 and 2021 comparability impacted by timing of the adoption of Current Expected Credit Losses (“CECL”) accounting standard and economic assumptions used by each bank (WSBC adopted January 1, 2020) Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (YTD Annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Strong Legacy of Credit Quality

Returning value to shareholders Note: dividend through November 2023 declaration announcement; WSBC dividend yield based upon 8/1/2024 closing stock price of $30.55; peer bank group includes all U.S. banks with total assets of $10B to $25B (as of most recent period) from S&P Capital IQ (as of 8/21/2024 and represent simple average) Under the existing share repurchase authorization that was approved on February 24, 2022 by WesBanco’s Board of Directors Non-GAAP measure – please see reconciliation in appendix Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through earnings growth and effective capital management Capital management strategy: dividends, loan growth, acquisitions, share repurchases Q2 2024 dividend yield 4.7%, compared to 3.7% for bank group ~1.0 million shares continue to remain for repurchase (as of 6/30/2024)(1) Capital Management Strategy Tangible Book Value per Share ($)(2) Quarterly Dividend per Share ($) +157% +77%

Appendix

Q2 2024 Key Metrics Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses

Tangible common equity to tangible assets ratio improved 17 basis points year-over-year to 7.52% Weighted average yield 2.52% vs. 2.46% last year Weighted average duration 4.9 Total unrealized securities losses (after-tax): Available for Sale (“AFS”) = $242MM Held to Maturity (“HTM”) = $115MM Note: HTM losses not recognized in accumulated other comprehensive income Securities 18.2% of assets, down 237 basis points year-over-year Note: weighted average yields have been calculated on a taxable-equivalent basis using the federal statutory rate of 21%; after-tax unrealized losses have been calculated using the Other Comprehensive Income (“OCI”) tax rate of ~24% Non-GAAP measure – please see reconciliation in appendix Q2 2024 Total Securities

NIM continues to reflect the higher rate environment and deposit remix Q2 2024 net interest margin of 2.95% reflects higher funding costs from the remix of non-interest bearing deposits into higher tier money market and certificate of deposit accounts, offset by loan growth and the benefit of rising interest rates on earning assets As anticipated, NIM increased 3 basis points quarter-over-quarter as higher loan yields outpaced higher funding costs Loan yields increased 14 basis points quarter-over-quarter and 54 basis points year-over-year, as rates on new commercial loans continue to average 8% Deposit funding costs, including non-interest bearing deposits, were 195 basis points, increasing 14 basis points sequentially and 92 basis points year-over-year, reflecting a continuation of the decline in the rate of increase as the pace of remix continues to soften Q2 2024 Net Interest Margin (NIM)

Allowance coverage ratio of 1.11% Note: ACL at 6/30/2024 excludes off-balance sheet credit exposures of $9.2 million The increase in the allowance was driven by strong loan growth, higher unemployment assumptions, and a reserve for an individual C&I loan During Q2 2024, recorded a provision for credit losses of $10.5 million, as compared to $3.0 million in the prior year period Allowance coverage ratio of 1.11% Excludes fair market value adjustments on previously acquired loans representing 0.10% of total portfolio loans Q2 2024 Current Expected Credit Loss (CECL)

Non-Interest Expense to Total Assets and Efficiency Ratio Reconciliation Note: “non-interest expense to total assets” are annualized by utilizing the actual numbers of days in the quarter versus the year; “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009

Pre-Tax, Pre-Provision Income (PTPP) and Ratios Reconciliation

Net Income and Diluted Earnings per Share (EPS) Reconciliation

Tangible Book Value per Share Reconciliation

Return on Average Assets (1) Ratios are annualized by utilizing the actual numbers of days in the quarter versus the year Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019 Reconciliation

Return on Average Tangible Equity Reconciliation (1) Amortization of intangibles tax effected at 21% for all prior periods (2) Ratios are annualized by utilizing the actual numbers of days in the quarter versus the year Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Old Line Bancshares merger closed November 2019

Appendix for Proposed Acquisition of Premier Financial Corp. NOTE: slides in this section are directly from the presentation filed in conjunction with the acquisition announcement on July 26, 2024 – for additional information, please see the associated Form 8-K filing at https://investor.wesbanco.com/company-financials/sec-filings/

Capital accretion post transaction Appendix CET1 Capital Ratio (%) Leverage Ratio (%) Total Risk-Based Capital (%) Tier 1 Risk-Based Capital Ratio (%) Note: Pro-forma capital ratios inclusive of MTM adjustments and ~$191mm of net proceeds from capital raise down-streamed to the bank Consolidated Bank-Level

Illustrative pro forma earnings accretion reconciliation Illustrative Fully Phased-In EPS Accretion Appendix Excludes one time deal charges, Non-PCD CECL Day-2 double count, and assumes fully phased in cost saves. (2) FMV adjustments include accretion of PFC’s AOCI at closing, net loan mark accretion, TruPS mark amortization, and amortization of CDI. (3) Balance sheet repositioning includes adjustments from the sale of securities, paydown of borrowings, and sale of MSRs. (4) Other adjustments include but not limited to: increase in service fee income, opportunity cost of cash, additional branch savings, and PPE & Capitalized Expense amortization. Note: WSBC and PFC 2025 net income based on street consensus estimates; consensus estimates as of 7/25/2024 (2) (3) (4) (75% phase in)

Tangible book value dilution reconciliation Appendix Estimated Tangible Book Value Dilution Detail Calculation of Estimated Intangibles Created Net proceeds based on a $200mm capital raise (gross) in 2024Q3, utilizing an issuance price of $27.50/share Restructuring cost includes the RSU acceleration and cash out of options tax benefits Note: Based on June 30, 2024 financials (1) (2)

Non-GAAP reconciliations Appendix WSBC Tangible Book Value PFC Tangible Book Value PFC Tangible Common Equity / Tangible Assets PFC Tangible Book Value per Share Note: Based on June 30, 2024 financials; DTL represents 21% of other intangibles (excluding goodwill) balance